UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2014

GENUFOOD ENERGY ENZYMES CORP.

(Exact name of registrant as specified in charter)

Nevada	333-171784	68-0681158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Allen Center 1200 Smith Street, Suite 1600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 353-8834

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01        Entry Into a Material Definitive Agreement

On July 17, 2014, Genufood Enzymes (S) Pte. Ltd. (“GESPL”) a wholly-owned subsidiary of Genufood Energy Enzymes Corp. (the “Company”) entered into an Acquisition Agreement with Natfresh Beverages Corp. (“Natfresh”) to acquire Natfresh’s wholly-owned subsidiary Natfresh Productions (S) Pte. Ltd. (“NPSPL”).  Both GESPL and NPSPL are incorporated in the Republic of Singapore.  GESPL has agreed to acquire all of the issued and outstanding shares of NPSPL from Natfresh in exchange for 1,041,597 ordinary shares of GESPL, thus making NPSPL a wholly-owned subsidiary of GESPL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUFOOD ENERGY ENZYMES CORP.

Date: August 1, 2014	By:	/s/ Yi Lung Lin
Yi Lung Lin, Director